

CĪON

CĪON Investment Corporation ("CĪON")

Fund Fact Sheet: Q2 2013

As of June 30, 2013

This fund fact sheet summarizes some of the features and transactions of CĪON as of the date indicated above. There is no assurance that additional similar transactions will be available to CĪON or that CĪON's investment portfolio composition going forward will be as described above. Please read the CĪON prospectus, including the "Risk Factors" section, prior to making any investment decision and consider the risks, charges, expenses, and the other important information described therein.

Risks and limitations include, but are not limited to, the following: investment concentration risk; returns may be adversely affected by slow economic recovery as well as the downgrade in the US credit rating; value uncertainty of portfolio investments; share repurchase price may be lower than initial purchase price; portion of distributions may be a return of capital; management decisions may be subject to conflicts of interest; limited liquidity of shares; interest rate risk exposure; magnified losses may result due to leveraging; possible significant fluctuation of net asset value.

FUND DESCRIPTION:

CĪON is a non-traded business development company, or BDC, that focuses on middle market loans. CĪON seeks to generate current income, and to a lesser extent, capital appreciation.

TARGET INVESTMENTS:

CĪON offers investors the opportunity to invest primarily in:

- Senior secured debt
- Private and thinly-traded U.S. middle market companies

SUITABILITY:

- Net worth of $70,000, plus $70,000 of annual gross income; or
- Net worth of $250,000

In addition to general suitability requirements, there are state-specific suitability requirements that must be met. For complete information, please refer to the suitability section of the prospectus. Net worth requirements are exclusive of home, home furnishings and automobiles.

FUND DATA:

Total Equity Raised: $38,418,132

Investment Minimum: $5,000

Distribution Reinvestment Price: 95% of the share price immediately following the distribution date

Cash Flow Objective: To provide monthly distributions[1]

Tax Reporting: Form 1099

HISTORICAL TOTAL INVESTMENT RETURN-NET ASSET VALUE

Year to Date	Since Inception
6.05%	5.69%

Total investment return-net asset value is a measure of the change in total value for shareholders who held CĪON's common stock at the beginning and end of the period, including distributions paid or payable during the period. Total investment return-net asset value is presented on a "net" basis and reflect management and incentive fees, organization and offering expenses, interest expense on borrowed funds and other related expenses that are borne by investors, but excluding all sales commissions and dealer manager fees. If these had been deducted, performance would have been lower. Please see Note 1 on Page 4 for more information.

SHARE PRICE

Brokerage	$10.24 per share
Registered Investment Advisors	$9.51 per share

HISTORICAL BROKERAGE SHARE PRICE



$10.25
$10.20
$10.15
$10.10
$10.05
$10.00
$10.00
$10.04
$10.13
$10.19
$10.24
Dec 17
Jan 2
Jan 16
Feb 1
Feb 19
Mar 1
Mar 18
Apr 1
Apr 16
May 1
May 16
Jun 3
Jun 12
2012
2013

Share price is determined on a semi-monthly basis. Past performance is not indicative of future results.

CURRENT DISTRIBUTION RATES[1]

Brokerage	7.00%
Registered Investment Advisors	7.54%

1. Current distribution rate is expressed as a percentage equal to the projected annualized distribution amount (which is calculated by annualizing the current regular semi-monthly cash distribution per share without compounding), divided by the relevant public offering price per share. The current distribution rate shown may be rounded. To date, this rate has not included any distributions paid from offering proceeds or borrowings, although a portion of CĪON's distributions to shareholders may be deemed to constitute a return of capital for tax purposes.

   The determination of the tax attributes of CĪON's distributions is made annually as of the end of CĪON's fiscal year based upon its taxable income and distributions paid, in each case, for the full year. Therefore, a determination as to the tax attributes of the distributions made on a quarterly basis may not be representative of the actual tax attributes for a full year. CĪON intends to update shareholders quarterly with an estimated percentage of its distributions that resulted from taxable ordinary income. The actual tax characteristics of distributions to shareholders will be reported to shareholders annually on a Form 1099-DIV. The payment of future distributions on CĪON's common stock is subject to the discretion of the Board and applicable legal restrictions, and therefore, there can be no assurance as to the amount or timing of any such future distributions.

   CĪON may fund its cash distributions to shareholders from any sources of funds available to it, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets, dividends or other distributions paid to it on account of preferred and common equity investments in portfolio companies and expense reimbursements from ICON Investment Group, LLC ("IIG"), which are subject to recoupment. CĪON has not established limits on the amount of funds it may use from available sources to make distributions. For a significant time after the commencement of its offering, a substantial portion of CĪON's distributions may result from expense reimbursements from IIG, which are subject to repayment by CĪON within three years. The purpose of this arrangement is to avoid such distributions being characterized as returns of capital. Shareholders should understand that any such distributions are not based on CĪON's investment performance, and can only be sustained if CĪON achieves positive investment performance in future periods and/or IIG continues to make such expense reimbursements. Shareholders should also understand that CĪON's future repayments will reduce the distributions that they would otherwise receive. There can be no assurance that CĪON will achieve such performance in order to sustain these distributions, or be able to pay distributions at all. IIG has no obligation to provide expense reimbursements to CĪON in future periods.

INVESTMENT COMPOSITION[2]

First Lien Senior Secured Loans	76.41%
Second Lien Senior Secured Loans	21.21%
Subordinated Debt	2.38%
Equity	0%



FLOATING/FIXED RATE BREAKDOWN[2]

Floating Rate Investments	100%
Fixed Rate Investments	0%



INDUSTRY DIVERSIFICATION[2]

Professional & Business Services	11.78%
Healthcare	10.12%
Telecommunications	9.87%
Oil & Gas	8.45%
Media	8.43%
Financial Services	7.31%
Computers & Electronics	6.09%
Chemicals	5.37%
Packaging	4.64%
Textile & Apparel Mfg.	4.25%
Other	23.69%



REPRESENTATIVE HOLDINGS[2]

Captive Resources Midco, LLC
Industry: Insurance
EBITDA[3]: $20 million
% of Portfolio: 1.64%

Cole Haan LLC
Industry: Textile & Apparel Mfg.
EBITDA[3]: $126 million
% of Portfolio: 0.84%

Custom Ecology, Inc.
Industry: Environmental Services
EBITDA[3]: $31 million
% of Portfolio: 3.20%

F+W Media, Inc
Industry: Media
EBITDA[3]: $31 million
% of Portfolio: 3.25%

Fender Musical Instruments Corp.
Industry: Entertainment & Leisure
EBITDA[3]: $56 million
% of Portfolio: 0.84%

H.D. Vest, Inc.
Industry: Financial Services
EBITDA[3]: $33 million
% of Portfolio: 2.43%

Plano Molding Co. Inc
Industry: Chemicals
EBITDA[3]: $33 million
% of Portfolio: 1.64%

Prowler Acquisition Corp.
Industry: Oil & Gas
EBITDA[3]: $29 million
% of Portfolio: 3.28%

The preceding information summarizes certain CĪON holdings as of the date indicated herein. These representative holdings do not provide a complete portfolio overview but just a sampling of holdings. There can be no assurance that CĪON's future capital will be invested in a manner similar to the investments described herein.

2. Data excludes short term investments, which represent highly liquid investments with original maturity dates of three months or less, and, on a look through basis, includes Total Return Swap ("TRS") reference assets, that are owned and held by a counterparty to the TRS agreement. Percentages represent approximate figures.
3. Earnings Before Interest, Taxes, Depreciation and Amortization.

ABOUT THE ADVISER: CĪON INVESTMENT MANAGEMENT ("CIM")

CĪON's adviser, CIM, an ICON Investments company, is a registered investment adviser. CIM oversees the management of CĪON's activities and is responsible for making its investment decisions for the portfolio. Founded in 1985, ICON is a leading provider of innovative alternative investment products to individual and institutional investors through publicly-registered programs, private funds and separately managed accounts. ICON and its affiliates have managed investments for more than 58,000 investors and made approximately $4.5 billion in total investments. ICON, with 107 employees, is headquartered in New York, with offices in Boston, Tulsa, London and Singapore.

ABOUT THE SUB-ADVISER: APOLLO INVESTMENT MANAGEMENT ("AIM")

Apollo Global Management, LLC ("Apollo"), founded in 1990, is one of the world's largest alternative investment managers with significant scale, infrastructure and demonstrated investment experience. Apollo employs a value oriented investment philosophy to invest and manage funds on behalf of some of the world's most prominent pension and endowment funds as well as other institutional and individual investors. AIM, a subsidiary of Apollo, acts as CĪON's investment sub-adviser. AIM assists CIM, as well as draws from Apollo's 23 years of experience, to identify investment opportunities and make investment recommendations for the portfolio. Apollo has approximately $113 billion of Assets Under Management* and 644 employees in nine offices around the world.

* As of June 30, 2013. Please refer to Apollo's latest periodic report, which is publicly available at www.sec.gov, for the definition of "Assets Under Management" or "AUM."

NOTE 1: Total investment return-net asset value is based on (i) the beginning period net asset value per share on the first day of the period, (ii) the net asset value per share on the last day of the period, of (A) one share plus (B) any fractional shares issued in connection with the reinvestment of monthly distributions, and (iii) the value of distributions payable, if any, on the last day of the period. The total investment return-net asset value calculation assumes that (i) monthly cash distributions are reinvested in accordance with CĪON's distribution reinvestment plan and (ii) the fractional shares issued pursuant to the distribution reinvestment plan are issued at 95% of the then public offering price on each monthly distribution payment date. For calculating the total investment return-net asset value since inception, the net asset value per share on the day CĪON commenced operations (December 17, 2012) was used as the beginning net asset value per share. The total investment return-net asset value does not consider the effect of the sales load from the sale of CĪON's common stock. The total investment return-net asset value includes the effect of the issuance of shares at a net offering price that is greater than net asset value per share, which causes an increase in net asset value per share. Total returns covering less than a full period are not annualized.